                                                                 Exhibit (a)(23)

                                ING EQUITY TRUST

              CERTIFICATE OF AMENDMENT OF DECLARATION OF TRUST AND
                             REDESIGNATION OF SERIES

                          EFFECTIVE: October 12, 2006

     The undersigned, being a majority of the Trustees of ING Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article VIII,
Section 8.3, of the Trust's Amended and Restated Declaration of Trust, dated February 25, 2003, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to redesignate one of the existing series of the Trust as follows:

     1. The "ING Principal Protection Fund" is redesignated the "ING Index Plus LargeCap Equity Fund."

     IN WITNESS WHEREOF, the undersigned have this day signed this Certificate of Amendment of Declaration of Trust and Redesignation of Series.


/s/ John V. Boyer                       /s/ Jock Patton
-------------------------------------   ----------------------------------------
John V. Boyer, as Trustee               Jock Patton, as Trustee

/s/ Patricia W. Chadwick                /s/ Sheryl K. Pressler
-------------------------------------   ----------------------------------------
Patricia W. Chadwick, as Trustee        Sheryl K. Pressler, as Trustee

/s/ J. Michael Earley                   /s/ David W.C. Putnam
-------------------------------------   ----------------------------------------
J. Michael Earley, as Trustee           David W.C. Putnam, as Trustee

/s/ R. Barbara Gitenstein               /s/ John G. Turner
-------------------------------------   ----------------------------------------
R. Barbara Gitenstein, as Trustee       John G. Turner, as Trustee

/s/ Patrick W. Kenny                    /s/ Roger B. Vincent
-------------------------------------   ----------------------------------------
Patrick W. Kenny, as Trustee            Roger B. Vincent, as Trustee

/s/ Walter H. May
-------------------------------------
Walter H. May, as Trustee